Exhibit 10.5

Deed of Variation and Restatement relating to Security Deed & On Demand Loan Agreement Bendon Limited (Bendon) EJ Group Limited (EJ Group) Nesriver Pty Limited in its capacity as trustee of the Ronan Trust (Nesriver)

1 deed of variation & restatement Date:22 November 2012 PARTIES Bendon Limited (together with its successors, Bendon) Nesriver Pty Limited (ACN 089 525 388) as trustee of the Ronan Trust (together with its successors and assigns, Nesriver) EJ Group Limited (together with its successors and assigns, EJ Group) BACKGROUND A interests associated with EJ Group beneficially own an 80% shareholding In Bendon and interests associated with Nesriver beneficially own a 20% shareholding in Bendon. 1 B Pursuant to an on demand loan agreement (EJ Loan Agreement) between EJ Group and Bendon dated 16 July 2012, EJ group an amount of $2,000,000 to Bendon (EJ Initial advance) and pursuant to an on demand loan agreement (Nesriver Loan Agreement) between nesriver and Bendon also dated 16 July 2012, Nesriver advanced an amount of $500,000 to Bendon (Nesriver Initial Advance). The EJ Initial Advance and the Nesriver Initial Advance (together Existing Advances) were made in proportion to the shareholding Interests in Bendon held by the associated parties of EJ Group and Nesriver. C As security for the EJ Initial Advance, the Nesriver Initial Advance and any future advances That may be made to Bendon by EJ Group and/or Nesriver, Bendon granted a registered and perfected security interest over all of Its assets and undertaking In accordance with the terms of a security deed (Security Deed) dated 16 July 2012 between Bendon, EJ Group and Nesriver. i D The security Interest granted by Bendon under the Security Deed is second ranking behind the security interest granted by Bendon in favour of its primary bankers, Australia and New zealand Banking Group Limited and ANZ Bank New Zealand Limited (together the Banks), and all advances made (or to be made) to Bendon by EJ Group under the EJ Loan Agreement and/or Nesriver under the Nesriver Loan Agreement are subordinated to all indebtedness of Bendon to the Banks in accordance with a subordination deed “subordinaion Deed) dated 16 July 2012 between the Banks, Bendon, EJ Group and Nesriver. E With the consent of the Banks, and at the request of Nesriver, EJ Group has agreed to make further advances of up to $5,000,000 (In aggregate) (New Advances) to Bendon for working capital purposes. The New Advances will result In the total advances made by EJ Group and Nesriver to Bendon no longer being in proportion to the shareholding interests In Bendon held by their associated parties. F Accordingly, the parties have agreed to vary and restate both the EJ Loan Agreement and “the security Deed in the form set out In Schedules 2 and 3 of this deed respectively, with the intention that (as between the parties) the New Advances (and all related interest) will be paid to EJ Group in priority to any repayment of the Existing Advances and that they will also attract a higher interest rate than the Existing Advances.

2 DEED OF VARIATION & RESTATEMENT BY THIS DEED the parties agree as follows: 1 DEFINITIONS AND CONSTRUCTION 1.1 Defined terms in this deed, words and expressions defined in the Security Deed have the same meaning unless the context requires otherwise. In addition: Conditions Precedent means the items and documents set out in Schedule 1 of this deed; and Effective Date means the date on which EJ Group provides its confirmation under clause 3. 1.2 construction The provisions of Clause 1.3 of the Security Deed (Construct, apply to this deed as if set out In full in this deed. 2 REPRESENTATIONS Bendon represents and warrants in favour of EJ Group that: 2.1 it Is a company duly incorporated and existing under the laws of its jurisdiction of incorporation; 2.2 it has full power and authority to enter into this deed and to exercise its rights and perform and comply with its obligations under this deed and under the EJ Loan Agreement and the Security Deed as varied by this deed; 2.3 everything required to be done (including the obtaining of any necessary consents and the passing of all necessary resolutions) to: (a) enable It to lawfully enter into this deed and to exercise its rights and perform and comply with its obligations under this deed, and the EJ Loan Agreement and the Security Deed as each are varied by this deed; and (b) ensure that this deed, and the EJ Loan Agreement and the Security Deed as each are varied by this deed are legal, valid, binding and enforceable, has been duly done; 2.4 its entry into this deed, and the exercise of its rights and performance and observance of its obligations under this deed, the EJ Loan Agreement and the Security Deed as each are varied by this deed, do not and will not on the Effective Date: (a) contravene any law to which It is subject;

DEED OF VARIATION &:RESTATEMENT 3 (b) contravene any of the documents constituting it; (c) exceed any limitation on, or constitute an abuse of, the powers of its directors or officers; or (d) contravene any agreement to which it Is party or which is binding on any of its assets; and 2.5 Its obligations under this deed, and the EJ Loan Agreement and the Security Deed as each are varied by this deed are, and on the Effective Date will be, legal, valid, binding and enforceable. 3 OPERATION The provisions of clause 4 will not be operative until the date on which EJ Group confirms in writing to Bendon that it has received (or, In Its discretion waived), in form and substance satisfactory to it, the Conditions Precedent. This provision is inserted for the sole benefit of EJ Group, and may be waived in whole or part at its absolute discretion. 4 AMENDMENTS With effect from the Effective Date: 4.1 the EJ Loan Agreement is amended to the extent set out in Schedule 2 of this deed; and 4.2 the Security Deed Is amended to the extent set out in Schedule 3 of this deed. 5 CONTINUATION Each of the parties to this deed agrees that as from the Effective Date: 5.1 the EJ Loan Agreement as amended by clause 4.1 of this deed will continue in full force and effect; 5.2 all references In each other document between any of them to the EJ Loan Agreement will be a reference to the EJ Loan Agreement as amended by this deed; 5.3 the Security Deed as amended by clause 4.2 of this deed will continue in full force and effect; and 5.4 all references in each other document between any of them to the Security Deed will be a reference to the Security Deed as amended by this deed.

DEED OF VARIATION & :RESTATEMENT 4 6 CONSENT 6.1 By executing this deed Nesriver (for the purposes of clause 10.3 of the Security Deed) consents to: (a) EJ Group providing the New Advances to Bendon; (b) the pricing being charged by EJ Group in relation to the New Advances; and (c) the repayment of the New Advances in priority to the Existing Advances and any other advances made by Nesriver and/or EJ Group in the future whether or not on a pari passu basis (by reference to the beneficial shareholding interests of Nesriver and EJ Group (or their associated entities) In Bendon) (an Additional Advance). 7 REPAYMENTS Bendon shall not repay any amount outstanding under the Existing Advances or under any Additional Advance until the New Advances have been repaid in full together with all Interest owing in respect thereof. 8 COSTS Bendon agrees to pay to EJ Group all reasonable costs and expenses (including legal fees on a solicitor and own client basis) incurred by it relating to the negotiation, preparation and completion of this deed. 9 SUBORDINATION DEED AMENDMENT Each of Bendon, EJ Group and Nesriver undertake to do all things necessary to amend the Subordination Deed (in form and substance satisfactory to the Banks, acting reasonably) within 30 days of this deed. 10 INCONSISTENCY 10.1 The EJ Loan Agreement (prior to the execution of this deed) contemplates that to the extent there is any inconsistency between a Security and the EJ Loan Agreement, the EJ Loan Agreement will prevail. Similarly, the Nesriver Loan Agreement (prior to the execution of this deed) contemplates that to the extent there is any Inconsistency between a Security and the Nesriver Loan Agreement, the Nesriver Loan Agreement will prevail. 10.2 The Security Deed (prior to the execution of this deed) contemplates that in the event of any conflict, the provisions of the Security Deed shall prevail. 10.3 By this deed, the parties agree that in the event of any conflict between the Security Deed and a Relevant Document, the provisions of the Security Deed shall prevail.

DEED OF VARIATION & RESTATEMENT 5 11 TRUSTEE LIMITATION Nesriver Pty Limited has entered into this deed in its capacity as trustee of the Ronan Trust. Notwithstanding any other provision of this deed, Nesriver Pty Limited shall be under no personal liability or obligation under this deed, the remedies of the other parties to this deed being limited to the assets of the Ronan Trust for the time being in the hands of Nesriver Pty Limited as trustee of the Ronan Trust provided such liability is not attributable to Nesriver Pty Limited's own gross negligence, dishonesty, or to the wilful commission or omission by Nesriver Pty Limited of an act known by Nesriver Pty Limited to be a breach of this deed. 12 RELEVANT DOCUMENT This deed shall constitute a Relevant Document for the purposes of the Security Deed. 13 COUNTERPARTS This deed may be executed in any number of counterparts. Each counterpart constitutes an original of this deed, all of which together constitute one Instrument. A party who has executed a counterpart of this deed may exchange It with another party by faxing, or by emailing a pdf (portable document format) copy of, the executed counterpart to that other party, and if requested by that other party, will promptly deliver the original by hand or post. Failure to make that delivery will not affect the validity of this deed. 14 GOVERNING LAW This deed shall be governed by and construed in accordance with New Zealand law. 15 SUBMISSION TO NEW ZEALAND JURISDICTION Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New Zealand for the purpose of hearing and determining any disputes or proceedings arising out of or in connection with this deed. Nesriver Pty Limited In Its capacity as trustee of Roman Trust by Its sole Justin Davis-Rice (sole Director) William Wavish (Director) In the presence of DEED OF VARIATION & :RESTATEMENT 6 DEED OF VARIATION & RESTATEMENT EXECUTION Bendon Limited by: Nesriver Pty Limited in its capacity as trustee of Ronan Trust by its sole director: Justin Davis-Rice (Director) Justin Davis-Rice (Sole Director) William Wavish (Director) in the presence of: Name: Scott Dicristina Occupation: CMO Address: 31, Mccarrs creek Rd, Church Point, NSW EJ Group Limited by: Mark Flay (Director) Andrea Scown (Director)

DEED OF VARIATION & :RESTATEMENT 6 DEED OF VARIATION & RESTATEMENT EXECUTION Bendon Limited by: Nesriver Pty Limited in its capacity as trustee of Ronan Trust by its sole director: Justin Davis-Rice (Director) Justin Davis-Rice (Sole Director) William Wavish (Director) in the presence of: Name: Occupation: Address: EJ Group Limited by: Mark Flay (Director) Andrea Scown (Director)

DEED OF VARIATION & :RESTATEMENT 6 DEED OF VARIATION & RESTATEMENT EXECUTION Bendon Limited by: Nesriver Pty Limited in its capacity as trustee of Ronan Trust by its sole director: Justin Davis-Rice (Director) Justin Davis-Rice (Sole Director) William Wavish (Director) in the presence of: Name: Occupation: Address: EJ Group Limited by: Mark Flay (Director) Andrea Scown (Director)

DEED OF VARIATION & :RESTATEMENT 7 SCHEDULE 1 Part A - Conditions Precedent 1 This deed duly executed by each of the parties to this deed. 2 A certificate of a director of Bendon in the form required by EJ Group. 3 A duly executed copy of a letter of consent from the Banks to Bendon, EJ Group and Nesriver. Part B - Conditions Subsequent 4 A deed to be entered Into by the Banks, Bendon, EJ Group and Nesriver amending the Subordination Deed (in form and substance satisfactory to the Banks, acting reasonably within 30 days of this deed being entered into.

 DEED OF VARIATION & :RESTATEMENT 8 SCHEDULE 2 Amended EJ Loan Agreement (Attached)

On Demand Loan Agreement Bendon Limited (the Borrower) EJ Group Limited (the Lender)

On Demand Loan Agreement 1 Date: 16 July 2012 as amended and restated on November 2012 PARTIES Bendon Limited (together with Its successors, the Borrower) EJ Group Limited (together with its successors and assigns, the Lender) BACKGROUND A. The Lender advanced the Borrower an amount of $2,000,000 ("Initial Loan") on or about 19 July 2012 as an on demand loan to be used by the Borrower for its general corporate purposes. B. The Lender and the Borrower have agreed to enter into this Agreement to set out the terms and conditions applying to the Initial Loan and to any further loans that may be made by the Lender (in its sole and absolute discretion) to the Borrower from time to time. THE PARTIES AGREE as follows: 1 Interpretation 1.1 In this Agreement, unless the context otherwise requires: Base Rate means, in respect of an Interest Period, the wholesale rate published by the Reserve Bank of New Zealand on the first day of the Interest Period in question as the 90 day (or the nearest period to 90 days) Bank bill yield; Business Day means a day which is not a Saturday, Sunday or a statutory holiday in Auckland; Encumbrance means any mortgage, charge, lien, pledge or other security interest; Future Loans means any future advances that may be made by the Lender to the Borrower after the date of this Agreement (other than the Initial Loan), except future advances where the Lender and the Borrower agree in writing specific terms for those advances or where the Lender and Borrower otherwise agree In writing that the terms of this Agreement will not apply to those advances and, for the avoidance of any doubt, the November 2012 Loan is a "Future Loan" for the purpose of this Agreement; GSA means the second-ranking (behind Australia and New Zealand Banking Group Limited and ANZ Bank New Zealand Limited only) all obligations general security deed dated 16 July 2012 granted by the Borrower in favour of the Lender and Nesriver Pty Limited in its capacity as trustee for Ronan Trust as security for the Loan (and as security for advances made to the Borrower by Nesriver Pty Limited in its capacity as trustee for Ronan Trust); indebtedness includes any obligation (whether present or future, actual or contingent, secured or unsecured, as principal or surety or otherwise) for the payment or repayment of money;

On Demand Loan Agreement 2 Interest Period means a period by reference to which interest is calculated, being a period of 3 months' duration (or, as the case may be, such shorter duration as will end on the date that the full amount of the Loan becomes repayable in accordance with this Agreement); Loan means the Initial Loan, totalling the amount of $2,000,000, together with any Future Loans and any capitalised interest or, as the context may require, the balance thereof from time to time outstanding; Nesriver means Nesriver Pty Limited in Its capacity as trustee of the Ronan Trust; November 2012 Loan means each further advance of an aggregate amount not exceeding five million dollars ($5,000,000) made or to be made by the Lender to the Borrower on or after 16 November 2012. Securities means any document intended to guarantee or secure (or which has the effect of guaranteeing or securing) the obligations of the Borrower or any guarantor and includes the GSA; Subordination Deed means the deed of subordination dated 16 July 2012 between Australia and New Zealand Banking Group Limited and ANZ Bank New Zealand Limited, the Lender, the Borrower and Nesriver Pty Limited in Its capacity as trustee for Ronan Trust. this Agreement means this Agreement as it may be varied or replaced from time to time. 1.2 Where the Borrower is more than one person, each of them is both jointly and severally liable to perform and observe all the terms of this Agreement. 1.3 Headings in this Agreement are for reference only and do not affect the interpretation of this Agreement. 1.4 References to "$" and "Dollars" are to New Zealand Dollars. 2 Subordination Deed 2.1 In the event of any conflict between the provisions of this Agreement and the Subordination Deed, the terms of the Subordination Deed will prevail to the extent of any inconsistency. The parties further acknowledge and agree that: (a) payments may only be made under this Agreement; and (b) this Agreement, and the rights of the Lender under this Agreement, may only be enforced and, in the case of rights, exercised, to the extent expressly permitted by the Subordination Deed. 3 Availability and Purpose of the Loan 3.1 The Lender shall make the Initial Loan available to the Borrower in one sum on the first Business Day following the date of this Agreement, subject to:

 On Demand Loan Agreement 3 (a) the Lender having received duly executed copies of this Agreement and all Securities; and (b) the Borrower having satisfied any other conditions precedent which the Lender requires to be satisfied prior to any part of the Initial Loan being advanced (such conditions precedent to be notified by the Lender to the Borrower prior to the anticipated date of drawdown for the Initial Loan). 3.2 Nothing In this agreement obliges the Lender to make any Future Loans to the Borrower, which the Lender may make in its sole and absolute discretion. 3.3 The Initial Loan shall be applied by the Borrower solely for Its general corporate purposes. 3.4 Any Future Loans that the Lender may in Its sole and absolute discretion make to the Borrower shall be applied by the Borrower solely for such purpose that is approved by the Lender in writing at the time any Future Loan is made to the Borrower. The November 2012 Loan shall be applied by the Borrower solely for its general corporate purposes. 3.5 As security for its Indebtedness to the Lender the Borrower has granted the GSA in favour of the Lender. 4 Repayment of Loan 4.1 Subject to the Subordination Deed, the Borrower shall repay the Loan (or any part of It that may be demanded) to the Lender on receipt of written demand from or on behalf of the Lender. 4.2 The Borrower may prepay the Loan (in part or In full) by giving the Lender not less than three Business Days' written notice of its Intention to so prepay. Such notice, which shall specify the date of prepayment (which shall not be earlier than three Business Days' after the date on which the notice is delivered to the Lender) and amount to be prepaid, will be Irrevocable and shall bind the Borrower to make such prepayment. Any interest accrued to the date of prepayment on the amount prepaid shall be paid on the date of prepayment. No sum prepaid may be redrawn. 4.3 The Borrower shall not repay the Initial L6an, any loan from Nesriver or any other advances made by Nesriver and/or the Lender in the future whether or not on a pari passu basis (by reference to the beneficial shareholding interests of Nesriver and the Lender (or their associated entities) in the Borrower) until the November 2012 Loan has been repaid in full, together with all Interest owing in respect thereof. 5 Interest 5.1 Interest on the Loan (other than on the November 2012 Loan) shall accrue on a daily basis and be calculated by reference to successive Interest Periods (the first one beginning on the date the advance of the Initial Loan is made). If an Interest Period would otherwise end on a non-Business Day, it shall instead end on the next Business Day. The interest rate applicable on the Loan (other than on the November 2012 Loan) during an Interest Period will be the rate per annum equal to 5% and the Base Rate In respect of that Interest Period.

 On Demand Loan Agreement 4 5.2 On the last day of each Interest Period the Borrower shall, subject to the Subordination Deed, pay to the Lender the unpaid interest accrued on the Loan (other than the November 2012 Loan) during that Interest Period. Where any such interest is not permitted to be paid to the Lender under this Agreement then the amount of that interest will instead be capitalised and form part of the Loan and will accordingly accrue interest under clause 5.1. 5.3 Interest on the November 2012 Loan will be calculated at the rate of 20% per annum. Interest on the November 2012 Loan will accrue on a daily basis from the date on which each advance under the November 2012 Loan Is made and be payable by the Borrower to the Lender quarterly in arrears on the day in the applicable calendar month which corresponds numerically with the date on which the first advance under the November 2012 Loan is made (or if no such corresponding date exists or is a non-Business Day, the next Business Day) and on the date that the November 2012 Loan is repaid in full. Where any such interest is not permitted to be paid to the Lender under this Agreement then the amount of that Interest will instead be capitalised and form part of the November 2012 Loan and will accordingly accrue interest under this clause 5.3. 6 Payments 6.1 All sums payable to the Lender under this Agreement shall be paid, without any set-off or deduction whatever (other than as required by law) for value on the due date and in the same currency (unless otherwise agreed between the Lender and the Borrower in writing) In which the relevant Loan was provided to the Borrower. If the due date is not a Business Day payment shall be made on the next Business Day. 6.2 All sums received by the Lender under this Agreement shall, unless otherwise agreed by the Lender, be applied, first, in or towards payment of interest and secondly in or towards repayment of principal. 7 Set Off The Lender may, subject to the Subordination Deed, set off or reduce any obligation (of any type and on any account whatever) that it has to the Borrower against any sum due and payable by the Borrower to the Lender under this Agreement but unpaid, 8 Default in Payment If any sum is not paid to the Lender when due, the Borrower will, on written demand by the Lender, pay to the Lender interest on the overdue sum from the due date for payment until the date of payment of that sum to the Lender (both before and after judgment). Interest under this clause will accrue on a daily basis and be calculated by reference to successive interest periods of such duration as the Lender may select at the rate per annum equal to: 8.1 25% In respect of the November 2012 Loan; and 8.2 the sum of 5% and the Base Rate in respect of the Loan (other than the November 2012 Loan).

  On Demand Loan Agreement 5 9 Representations and Warranties 9.1 The Borrower represents and warrants to the Lender as follows: (a) the Borrower is a company duly incorporated and existing under the laws of New Zealand; (b) the Borrower has the power to enter into, perform and comply with Its obligations under this Agreement and the Securities and all corporate and other action required to authorise the execution of this Agreement and the Securities and the performance by the Borrower of its obligations under this Agreement and the Securities has been taken; (c) the Borrower is not in default under any agreement to which It Is a party; and (d) this Agreement and the Securities constitute the legal, valid and binding obligations of the Borrower. 9.2 Each of the representations and warranties In clause 9.1 shall be deemed repeated for the duration of the Loan by reference to the facts and circumstances then subsisting. 10 Undertakings The Borrower undertakes that during the continuance of this Agreement it will: 10.1 not create or permit to subsist any further Encumbrance over any of its assets except in favour of the Lender, in favour of Australia and New Zealand Banking Group Limited or ANZ Bank New Zealand Limited or with the Lender's prior written consent; 10.2 not guarantee any other entity's obligations except in favour of the Lender, in favour of Australia and New Zealand Banking Group Limited or ANZ Bank New Zealand Limited or with the Lender's prior written consent; 10.3 not sell, transfer or otherwise dispose of any of its assets without the Lender's prior written consent, except for value in the ordinary course of its business; and 10.4 provide the Lender with such financial information relating to the Borrower and any guarantor as the Lender may from time to time reasonably require. 11 Costs and Expenses The Borrower shall reimburse the Lender on demand for all expenses (including taxes thereon and legal fees) incurred by the Lender in connection with protecting or enforcing any of Its rights under this Agreement and the Securities. 1.2 Evidence of Indebtedness The Lender's certificate as to any amount payable under this Agreement and any Security shall, save for manifest error, be conclusive.

 On Demand Loan Agreement 6 13 No Waiver; Remedies Cumulative No failure on the part of the Lender to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided under this Agreement and the Securities are cumulative and not exclusive of any remedies provided by law. 14 Inconsistency Where any provision in any Security Is Inconsistent with any provision In this Agreement, the provisions in this Agreement will prevail. 15 Partial Invalidity The illegality, invalidity or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision. 16 Amendments The provisions of this Agreement may be amended or waived only if the parties agree in writing. 17 Assignment The Borrower shall not assign or transfer any of its rights or obligations under this Agreement or any Security. The Lender may at any time assign or transfer any of its rights and/or obligations under this Agreement and/or any Security. 18 Notices 18.1 Any communication to be made under this Agreement shall be made In writing and shall be sent to the address or fax number of the relevant party set out below (or to such other address or fax number as that party may from time to time designate to the other): The Borrower Bendon Limited 8 Airpark Drive, Airport Oaks Manukau 2022 Auckland Fax No.: (09) 257 0721 Attention: The Directors The Lender EJ Group Limited 8 Airpark Drive, Airport Oaks Manukau 2022 Auckland Fax No: (09) 257 0725 Attention: The Directors

On Demand Loan Agreement 7 18.2 Any communication by the Lender to the Borrower shall be deemed to have been made: (a) in the case of a communication which is delivered, when left at the address required by clause 18.1; and (b) in the case of a communication given by post, two working days after posting to the address required by clause 18.1; and (c) in the case of a communication given by facsimile, upon transmission. 19 Governing Law This Agreement shall be governed by, and construed in accordance with, the laws of New Zealand. Executed by the parties: EJ Group Limited as Lender by: Bendon Limited as Borrower by: Mark Flay (Director) Justin Davis-Rice (Director) Andrea Scown (Director) William Wavish (Director)

DEED OF VARIATION & RESTATEMENT 9 SCHEDULE 3

Amended Security Deed

(Attached)

Security Deed Bendon Limited (the Company) Nesriver Pty Limited in its capacity as trustee of the Ronan Trust and EJ Group Limited (together the Secured Party)

SECURITY DEED TABLE OF CONTENTS PART 1 : INTERPRETATION 1 1 INTERPRETATION 1 PART 2 : SECURITY INTEREST 4 2 SECURITY INTEREST „ 4 3 PRIORITY OF SECURITY INTEREST 6 PART 3 : COMPANY'S OBLIGATIONS 7 4 PAYMENT AND PERFORMANCE 7 5 PERFORMANCE OF COMPANY'S OBLIGATIONS BY SECURED PARTY 8 6 REPRESENTATIONS AND WARRANTIES 8 7 UNDERTAKINGS 9 PART 4 : ENFORCEMENT 12 8 CONSEQUENCE OF ENFORCEMENT EVENT OCCURRING 12 9 RECEIVER 13 10 SHARING OF SECURITY 15 11 PROCEEDS OF ENFORCEMENT 16 12 PROTECTION OF SECURED PARTY AND RECEIVER IN RESPECT OF ENFORCEMENT .. 17 13 PROTECTION OF THIRD PARTIES 17 PART 5 : GENERAL SECURITY, PAYMENT & INDEMNITY PROVISIONS 17 14 GENERAL SECURITY PROVISIONS 17 15 GENERAL PAYMENT PROVISIONS 18 16 GENERAL EXPENSES AND INDEMNITY PROVISIONS 19 PART 6 : MISCELLANEOUS 19 17 MISCELLANEOUS PROVISIONS 19 2191352

SECURITY DEED Schedule 1 24 Schedule 2 25

SECURITY DEED 1 Date: PARTIES Bendon Limited (the Company) Nesriver Pty Limited (ACN 089 525 388) as trustee of Ronan Trust and EJ Group Limited (together the Secured Party) PART 1: INTERPRETATION 1 INTERPRETATION 1.1 Definitions Attorney means any attorney appointed under this Deed or any other Relevant Document. Companies Act means the Companies Act 1993 of New Zealand. Commitment means, In relation to Nesriver or EJ Group (as the case may be), the amount outstanding from time to time by the Company to Nesriver or EJ Group (as the case may be). Deed of Variation and Restatement means the deed of variation and restatement dated on or about 19 November 2012 amending and varying this deed and the EJ Group Loan Agreement. Default Rate means a rate per annum equal to the sum of 12% and the wholesale rate published by the Reserve Bank of New Zealand for the relevant day in question as the 90 day (or the nearest period to 90 days) Bank bill yield. Dollars and $ means New Zealand dollars. EJ Group means EJ Group Limited, a duly incorporated company, having its registered office at Auckland. EJ Group Loan Agreement means the on demand loan agreement dated 16 July 2012 (and as varied and restated by the Deed of Variation and Restatement) between EJ Group and the Company relating to, among other things, an initial loan of NZ$2,000,000 and a further loan of $5,000,000 agreed to be provided by EJ Group to the Company. Enforcement Event means an event described as an event of default in clause 8.1. Loan Agreements means the following loan agreements: (i) The EJ Group Loan Agreement; and (ii) The Nesriver Loan Agreement. Major Transaction has the meaning given to it in the Companies Act. Nesriver means Nesriver Pty Limited (ACN 089 525 388), a duly incorporated company, in its capacity as trustee of Ronan Trust. Nesriver Loan Agreement means the on demand loan agreement dated 16 July 2012 between Nesriver and the Company relating to an initial loan of NZ$500,000 agreed to be provided by Nesriver to the Company. November 2012 Loan has the meaning given to it in the EJ Group Loan Agreement. Other Property means, in relation to the Company, the Company's present and future interests In, and the Company's present and future rights in relation to, any land and any other property, other than Personal Property (whether situated in New Zealand or elsewhere).

SECURITY DEED 2 Personal Property means, in relation to the Company, all Its present and after-acquired personal property (whether situated in New Zealand or elsewhere), and all of the Company's present and future rights in relation to personal property (whether situated in New Zealand or elsewhere). PPSA means the Personal Property Securities Act 1999 of New Zealand. Priority Amount means $20,000,000, Receiver means a receiver, or a manager, or receiver and manager, of all or any part of the Secured Property appointed by the Secured Party under this Deed. Relevant Documents means: (i) this Deed; (ii) each collateral security; (iii) the Loan Agreements and each other document evidencing or relating to the Secured Indebtedness or the Secured Obligations; and (iv) each other document required or contemplated by, or Incidental to, any of the foregoing. Relevant Party means the Company and each of the parties to, or beneficiaries under, the Relevant Documents (other than the Secured Party). Secured Indebtedness means all Indebtedness, of whatever nature, which the Company (whether alone or with any other person and in any capacity and for any reason) is now or at any other time actually, prospectively or contingently liable to pay, repay or deliver to Nesriver or EJ Group (whether alone or with any other person and in any capacity and for any reason). It Includes: (i) all Indebtedness owed by the Company under this Deed or any other Relevant Document; and (ii) all advances and future advances; (iii) all amounts payable to Nesriver or EJ Group under this Deed (including all costs and all amounts payable under any Indemnity), and all remuneration payable to any Receiver; and (iv) all indebtedness of the Company to Nesriver or EJ Group whether or not Nesriver or EJ Group Is the original creditor or is an assignee of the indebtedness, and If an assignee, whatever the time or circumstances of such assignment. Secured Obligations means all present and future obligations of whatever nature, which the Company (whether alone or with any other person and In any capacity and for any reason) has or owes to Nesriver or EJ Group (whether alone or with any other person and in any capacity and for any reason), other than obligations to pay indebtedness. It includes: (i) all obligations owed by the Company under this Deed or any other Relevant Document; and (ii) all such obligations whether or not Nesriver or EJ Group is the original obligee, or Is a transferee of the obligation, and If a transferee, whatever the time or circumstances of such transfer. Secured Party means, subject to anything to the contrary in this Deed, a reference to both Nesriver and EJ Group together. Secured Property means, in relation to the Company, all Personal Property and Other Property. Subordination Deed means the subordination deed dated on or about the date of this Deed between the Company, the Secured Party and Australia and New Zealand Banking Group Limited and ANZ National Bank Limited. 1.2 References an agreement Includes a security interest, contract, deed, licence, franchise, undertaking or legally enforceable arrangement, whether present or future, and whether or not In writing. an asset includes any present or future, real or personal, tangible or intangible asset, benefit, interest, property, revenue, right or undertaking, (Including assets, benefits, Interests, properties, revenues, rights or undertakings derived from or under any of the same) and Includes unpaid capital and intellectual property rights. book debts means all Indebtedness owed at any time to the Company, Including: (1) the proceeds of any book debt; (ii) moneys held In any bank account; or (iii) the benefit of all or any rights related to any such indebtedness.

SECURITY DEED 3 a business day means a day (other than a Saturday or Sunday) on which registered banks are open for general banking business in Auckland. collateral security means each security held at any time by the Secured Party In respect of the Secured Indebtedness or the Secured Obligations, other than the security Interest created by this Deed. consent includes any approval, authorisation, exemption, filing, licence, order, permit, record or registration. disposal includes any sale, assignment, exchange, transfer, concession, discounting, factoring, loan, lease, surrender of lease, licence, reservation, waiver, compromise, release, dealing with, parting with possession of, varying the terms of or the granting of any option, right or interest whatsoever, or any agreement for any of the same and dispose, acquisition and acquire are to be construed accordingly. distribution has the meaning given to that term In the Companies Act. dissolution includes: (i) the taking of any steps for the bankruptcy or liquidation of any person; (ii) the requesting of the removal of a company from the register under the Companies Act; (iii) any amalgamation under the Companies Act; or (iv) any equivalent or analogous procedure under the law of any jurisdiction of incorporation, domicile or residence of the relevant person, or in which it carries on business or has assets; and act of dissolution is to be construed accordingly. environmental law includes any law which relates in any way to (I) the environment, (ii) the safety, health or use of land, water, buildings, or any other property; or (III) substances or activities which may affect or otherwise harm the environment or be hazardous; and shall Include but not be limited to the Resource Management Act 1991 and the Building Act 2004; financial statements has the meaning given to that term in the Financial Reporting Act 1993 of New Zealand. generally accepted accounting practice has the meaning given to that term by section 3 of the Financial Reporting Act 1993 of New Zealand. a guarantee means any guarantee, Indemnity, or other obligation (whatever called) to: (i) be responsible for the payment of any debt by, or the performance of any obligation by, or the solvency or financial condition of, any person; or (ii) make payment of any debt, purchase any debt, provide funds for the payment or discharge of any debt (whether by the advance of funds, the purchase or subscription of share or other securities, the purchase of assets or services, or otherwise) or indemnify against the consequences of default in the payment of any debt. indebtedness Includes any present or future, actual or contingent, secured or unsecured obligation for the payment or repayment of money (including expenses), whether as principal or surety or otherwise and debt is to be construed accordingly. insolvency includes: (i) the cessation or suspension, or threat to cease or suspend, all or a substantial part of a person's business; (II) the disposal, or threat to dispose, of all or a substantial part of a person's business or assets; (iii) the inability (actual, deemed or presumed) to pay a person's debts; (iv) the cessation or suspension, or threat to cease or suspend, the payment of a person's debts; (v) the Issuing of a winding up notice pursuant to the Companies Act in respect of a company; (vi) the taking of any steps by any person for or towards any of the same; or (vii) any other circumstance adversely affecting the solvency of a person; and act of Insolvency is to be construed accordingly. material adverse effect means, in relation to any person, a material adverse effect on the relevant person's financial condition, business, or operations, or on its ability to perform or comply with its obligations under any Relevant Document, and references to material adverse change are to be construed accordingly. motor vehicle has the meaning given to It In the PPSA. security interest includes: (i) any present or future mortgage, charge, encumbrance, lien, pledge, finance lease, sale and lease-back, sale and repurchase, flawed asset arrangement, title retention arrangement.

 SECURITY DEED 4 charge or similar interest imposed by statute, or other arrangement of any nature having similar economic effect to a security; and (II) any present or after acquired Interest In personal property that is a security Interest for the purpose of the PPSA, but excludes: (a) security Interests under section 17(l)(b) of the PPSA other than leases for a term of more than one year which secure payment or performance of an obligation; (b) liens (except as provided in Part 8 of the PPSA), charges, or other interests in personal property created by any other Act or arising by operation of any rule of law; (c) a security Interest taken In collateral by a seller to the extent that it secures an obligation to pay all or part of the collateral's purchase price, where that collateral Is purchased in the ordinary course of trading; and (d) any right of set-off, netting or combination of accounts. subsidiary includes: (i) a subsidiary as defined in section 5(1) of the Companies Act; and (li) an "In-substance" subsidiary and any other person treated as a subsidiary under any approved financial reporting standard. tax includes any present or future tax, levy, impost, duty, rate, charge, fee, deduction or withholding of any nature and whatever called, Imposed or levied by any governmental authority, together with any interest, penalty, charge, fee or other amount Imposed or made on or In respect of any of the foregoing, and taxes and taxation are to be construed accordingly. upon demand means upon a demand which complies with clause 17.3 being deemed to be delivered to the recipient In accordance with the provisions of that clause. 1.3 Construction Headings, italics and bold text are for convenience only, and do not affect interpretation. A reference to a party to, or beneficiary under, this Deed or any other agreement or document includes that party's successors and permitted substitutes and assigns. A reference to a person, company, trust, partnership, unincorporated body or other entity includes any of the foregoing, in each case whether or not having legal personality. A reference to an agreement or document is to the agreement or document as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this Deed. A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory Instrument issued under it. (f) Except where the context otherwise requires, the following terms have the meaning given to them In the PPSA: accession, account receivable, advance, after-acquired property, at risk, collateral, co-in mingled, debtor, financing statement, financing change statement, Inventory, Investment securities, motor vehicle, perfection, personal property, purchase money security Interest, security agreement, serial numbered goods, transfer and verification statement. PART 2 : SECURITY INTEREST 2 SECURITY INTEREST 2.1 Personal Property The Company grants to the Secured Party a security interest In all of its Personal Property to secure: the payment of the Secured Indebtedness; and the performance of, and compliance with, the Secured Obligations. Except to the extent agreed otherwise by the Secured Party in writing, nothing in this Deed shall be construed as an agreement to defer or postpone the date of attachment of the security Interest In any Personal Property.

 SECURITY DEED 5 2.2 Other Property The Company charges In favour of the Secured Party all of its Other Property to secure: the payment of the Secured Indebtedness; and the performance of, and compliance with, the Secured Obligations. 2.3 Agreement to mortgage land Without limiting clause 2.2, the Company agrees to mortgage all of the Company's present and future interests in any land to the Secured Party to secure: the payment of the Secured Indebtedness; and the performance of, and compliance with, the Secured Obligations. 2.4 Transfer of Accounts Receivable and Chattel Paper In the case of all the Company's present and future accounts receivable and chattel paper, and all of the Company's present and future rights in relation to any accounts receivable and chattel paper, the security interest provided for by clause 2.1 takes effect as a transfer and assignment thereof to the Secured Party. The Company will (subject to the rights of any prior ranking secured creditor) give prompt written notice of this transfer and assignment to: (i) each insurer of the Company; and (ii) at the request of the Secured Party, each other person from whom the Company is entitled to receive or claim any account receivable or chattel paper. The Company must not allow any accounts receivable or chattel paper to be subject to any right of set-off or combination of accounts (other than rights that arise solely by operation of law). 2.5 Deemed advances Any amounts in any account of the Company maintained with the Secured Party (Including any current account) at any time are deemed to be an advance of value by the Secured Party to the Company for the specific purpose of purchasing any Personal Property acquired from time to time by the Company, notwithstanding that the amounts may have been paid into an account of the Company by a person other than the Secured Party. 2.6 Fixed charge over Other Property The charge created by this deed is a fixed charge In relation to Other Property. However, where that charge Is not legally effective as a fixed charge, then only for so long as, and only to the extent, it may not be so legally effective, that charge will be a floating charge until such time as It becomes a fixed charge by virtue of clause 2.7. The Company agrees that the Secured Party may at any time lodge a caveat In relation to any Interest in land which is Other Property. 2.7 Crystallisation of floating security interest over Other Property Any floating charge created by this Deed in relation to Other Property will automatically and Immediately crystallise and operate as a fixed charge: (a) on notice to the Company from the Secured Party In respect of such of the Other Property subject to that floating charge as Is specified in the notice if, In the opinion of the Secured Party, any of the Other Property is: (i) at risk of being seized or taken or, in breach of the terms of this Deed, becoming subject to any security interest; (ii) otherwise In jeopardy; or

SECURITY DEED 6 (b) without the need for any notice or action by the Secured Party, automatically, Immediately prior to, or failing that, contemporaneously with: (i) the occurrence of an Enforcement Event; or (ii) the security Interest or charge constituted by this Deed or any Relevant Document becoming enforceable or enforced in any way. 2.8 De-Crystallisation Any Other Property of the Company which has become subject to a fixed charge under clause 2.7 may only become subject to a floating charge again (subject to the further operation of that clause) if the Secured Party (together) notifies the Company of such in writing. 2.9 Further Assurance On the request of the Secured Party, the Company must, at Its own cost, promptly execute and deliver to the Secured Party all assignments, transfers, security agreements and other agreements and documents, and do anything else which the Secured Party may deem appropriate to: perfect Its title to any Secured Property; perfect, preserve or otherwise protect the Secured Property or the security interest intended to be created under and by this Deed or any other Relevant Document, and the priority of that security interest required by the Secured Party; register and maintain (including to renew before expiry) one or more financing statements or financing change statements in relation to the security interest in Personal Property created or provided for by this Deed; remove any financing statement which Is registered against the Company or any caveat which Is lodged against land which is Other Property In relation to any security interest which is not permitted by this Deed or otherwise consented to by the Secured Party In writing; more satisfactorily secure to the Secured Party payment of the Secured Indebtedness, and performance of or compliance with the Secured Obligations, including the granting of a legal mortgage; facilitate the exercise of any power by the Secured Party or any Receiver or Attorney; at any time after an Enforcement Event has occurred and is continuing unwalved, facilitate the realisation of all or any of the Secured Property; or (h) at any time after an Enforcement Event has occurred and is continuing unwalved, secure to the Secured Party the full benefit of its rights and intended rights under this Deed or any Relevant Document. 3 PRIORITY OF SECURITY INTEREST 3.1 First ranking charge over Other Property Except to the extent agreed otherwise by the Secured Party in writing, the security interest created under and by this Deed in relation to Other Property ranks in priority In point of both security and payment over all other security whenever created over the Other Property. The Secured Party consents to the security interests granted by the Debtor prior to the date of this deed In favour of Australia and New Zealand Banking Group Limited and ANZ National Bank Limited.

SECURITY DEED 7 3.2 Priority of Security Interest in Personal Property Except to the extent agreed otherwise by the Secured Party in writing, the security interest granted In Personal Property has the same priority in relation to all Secured Indebtedness, including future advances. Nothing in this clause 3.2 shall prevent or adversely affect the Secured Party claiming that the security Interest is a purchase money security interest in respect of all or part of the Personal Property. 3.3 No consent or agreement to subordination, attachment or accessions Except to the extent agreed otherwise by the Secured Party In writing, nothing in this Deed shall be construed as: an agreement by the Secured Party to subordinate the security Interest created under and by this Deed in favour of any person; consent by the Secured Party to any other security interest attaching to or being created in any Secured Property; consent by the Secured Party to any personal property that is not Personal Property becoming an accession to any Personal Property; or consent by the Secured Party to any Personal Property becoming an accession or affixed to any property that is not Secured Property. 3.4 Future Advances For the purposes of sections 71 and 72 of the PPSA, future advances may be made on the security of this Deed, and are Included In Secured Indebtedness. 3.5 Section 92 Property Law Act 2007 Maximum Amount: For the purposes of section 92 of the Property Law Act 2007, the maximum amount up to which the Secured Indebtedness will rank in priority to any subsequent security interest in relation to Other Property Is, subject only to the overriding provisions of any subordination and/or priority agreement signed by the Secured Party In respect of a particular subsequent or prior holder of security, the Priority Amount. No Other Consequence: Specifying such maximum amount does not have any effect other than for the purposes of Section 92 of the Property Law Act 2007. PART 3 : COMPANY'S OBLIGATIONS 4 PAYMENT AND PERFORMANCE 4.1 Payment of Secured Indebtedness Subject to clause 8, the Company will pay the Secured Indebtedness to the Secured Party: (i) at the times, on the dates, and in the manner stipulated in the Relevant Documents (if any); or (II) to the extent that there are no Relevant Documents and/or there is no such stipulation, upon demand, and otherwise In accordance with this Deed. 4.2 Performance of Secured Obligations The Company will perform and comply with all the Secured Obligations in accordance with this Deed and the Relevant Documents (if any). 4.3 Interest Interest is payable in respect of the Secured Indebtedness at the rates and upon the terms stipulated in the Relevant Documents.

 SECURITY DEED 8 5 PERFORMANCE OF COMPANY'S OBLIGATIONS BY SECURED PARTY Whenever the Company fails to perform or comply with any obligation under this Deed or any other Relevant Document, including any insurance obligation, the Secured Party will be entitled to take any action whatever to remedy that failure or to protect the security created by this Deed. Such entitlement is without prejudice to the Secured Party's other rights and does not create: (i) any obligation upon the Secured Party to take any such action; or (II) any liability upon the Secured Party for any total or partial failure to take such action. 6 REPRESENTATIONS AND WARRANTIES 6.1 Representations and Warranties The Company represents and warrants that: Status: it is a company duly incorporated and validly existing under New Zealand law; Powers: it has the power to enter into, and exercise Its rights and perform and comply with Its obligations under, this Deed and each other Relevant Document; Corporate Action, Authorisations and Consents: everything required to be done, Including the taking of all necessary corporate action and the obtaining of all necessary consents, has been duly done In order to: (i) enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under, this Deed and each other Relevant Document; (ii) ensure that those obligations and (subject to all necessary registration being effected) the security interest created by this Deed are legal, valid, binding and enforceable in accordance with their respective terms; and (iii) make this Deed and each other Relevant Document admissible in evidence in any New Zealand court; Obligations Binding: Its obligations under this Deed and each other Relevant Document, and (subject to all necessary registration being effected) the security Interest created by this Deed, are legal, valid, binding and enforceable In accordance with their respective terms; Non-Contravention: its entry into, the exercise of its rights, and the performance of and compliance with Its obligations under, this Deed and each other Relevant Document do not and will not: (I) contravene any law to which It is subject; (ii) contravene any of the documents constituting the Company; (iii) exceed any limitation on, or constitute an abuse of, the powers of the Company's directors or officers; (iv) contravene any agreement to which it is a party or which is binding on any of Its assets; (v) result In the creation of, or oblige it (absolutely or contingently) to create or permit to exist any security Interest over or affecting any of its assets, other than for any security interest created under this Deed or any other Relevant Document; or (vi) result in the acceleration of any of its Indebtedness, or give rise to any event of default or analogous event under any agreement relating to any of its Indebtedness; No Default: it is not in default under: (i) any agreement relating to indebtedness; or (ii) any other agreement in a manner or to an extent which has or could have a material adverse effect upon the Company; No Enforcement Event: no Enforcement Event has occurred; (h) Solvency: it is solvent and able to pay its indebtedness as It falls due;

SECURITY DEED 9 (i) Existing Secured Property: in respect of all existing Secured Property: (i) it has good title to, and is the sole legal and beneficial owner of, all existing Secured Property (including assets which would be Secured Property but for any defect in title); (ii) no security interest exists over or affects any of existing Secured Property, or any other of its assets (nor is there any agreement to give or permit to exist such security interest) except In each case as disclosed to and consented to by the Secured Party; (Ill) it is lawfully entitled to create, in favour of the Secured Party, security Interests over all the Secured Property; (j) Future Secured Property: whenever any Secured Property comes into existence after the date of this Deed, It is deemed to make, in respect of those Secured Property, the representations and warranties made in respect of existing Secured Property; (k) No Litigation: no litigation, arbitration or administrative proceeding is current or pending or, to its knowledge, threatened which (i) has or would have a material adverse effect on the Company; and (II) has not been disclosed in writing by the Company to, and accepted by, the Secured Party. 6.2 Repetition of Representations and Warranties Each of the representations and warranties made by the Company will be deemed to be repeated by the Company continuously whilst this Deed remains In effect, by reference to the facts and circumstances then existing. 6.3 Reliance on Representations and Warranties The Company acknowledges that the Secured Party relies on the representations and warranties made by the Company. 7 UNDERTAKINGS 7.1 Undertakings The Company shall: (a) Negative Pledge: not create or permit to exist any security interest over or affecting any of the Secured Property except for: (i) any security interest created under this Deed or any other Relevant Document or expressly consented to by the Secured Party; or (ii) in relation to Personal Property, a purchase money security interest granted in the ordinary course of business of the Company In favour of a seller, lessor or consignor of that Personal Property; (b) Non-disposal of Secured Property: not dispose of, or permit the disposal of, any of the Secured Property, except: (i) in the case of Other Property that Is not expressed to be subject to a fixed charge, in the ordinary course of, and for the purposes of carrying on, Its ordinary business; (ii) in the case of any of the Personal Property and prior to the occurrence of an Enforcement Event, the Company may dispose of any inventory (including the collection of accounts receivable which are the proceeds of inventory) and unless and until notified otherwise by the Secured Party, In the ordinary course of, and for the purposes of carrying on, Its ordinary business;

SECURITY DEED 10 (iii) in the case of Insurance proceeds, in accordance with the insurance provisions of this clause 7.1 ; or (iv) with the prior written consent of the Secured Party provided that any authority to dispose of Secured Property is automatically revoked upon the occurrence of an Enforcement Event; (c) Maintain and Repair Secured Property: (i) maintain the Secured Property in a good state of repair and In good working order and condition; and (ii) at the request of the Secured Party, remedy any defects in the repair, order or condition of any of the Secured Property; (d) No accessions: not allow any Personal Property to become an accession or a fixture to any property that is not Secured Property, except for Personal Property which becomes an accession or a fixture in the ordinary course of, and for the purpose of carrying on, its ordinary business and on reasonable commercial terms. Except with the prior written consent of the Secured Party, the Company will not acquire any personal property which will be Secured Property without first ensuring that that personal property is free of any security Interest which has attached. The Company must promptly notify the Secured Party If any Secured Property becomes a fixture otherwise than as permitted by this clause 7.1(d) or if any property which is not Secured Property and which is subject to a security Interest which has attached becomes an accession to any Secured property. (e) Move Secured Property: not move any Secured Property outside New Zealand, except for Inventory disposed of under clause 7.1(b). The Company must promptly notify the Secured Party if any Secured Property Is moved outside New Zealand. Upon request by the Secured Party the Company must deliver to the Secured Party written notice of the present location of any Secured Property; (f) Payment of Outgoings on Secured Property: promptly pay all outgoings (including taxes) payable in respect of the Secured Property, and provide to the Secured Party upon request a receipt in respect of each such payment; (g) Preservation and Protection of Secured Property: not do, allow to occur, or omit to do, anything which might: (i) result in the Secured Property, any Interest in the same, or any security interest created under this Deed or any other Relevant Document being or becoming invalid, unenforceable, liable to forfeiture or cancellation; (ii) result in any deterioration In value of any of the Secured Property; or (iii) otherwise adversely affect the security interests of the Secured Party under this Deed or any other Relevant Document; (h) Compliance with Law: comply with all laws and other obligations binding on It, (including the payment of all taxes and indebtedness on or before the relevant due dates) failure to comply with which could have a material adverse effect on it; (i) Maintenance of Corporate Existence: maintain Its corporate existence in Its current jurisdiction of incorporation; (j) Conduct of Business: conduct its business properly and efficiently in accordance with best current commercial practice, and will not without the prior written consent of the Secured Party: (i) materially change or discontinue the nature or scope of its business, or (ii) enter Into any Major Transaction; (k) Shares: not, without the prior written consent of the Secured Party: (i) acquire or redeem any of the Company's own shares or take any other steps to reduce its capital or return capital to its shareholders; (ii) give any direct or indirect financial assistance for the purpose of, or In connection with, the purchase of shares Issued or to be issued by the Company; (III) cancel or reduce any shareholder liability to the Company in respect of any shareholder's shares In the Company; or (iv) allow any of the Company's assets to be applied directly or indirectly in connection with any of the foregoing; (l) Distribution: not make any distribution other than dividends paid out of distributable profits determined In accordance with generally accepted accounting practice;

SECURITY DEED 11 (m) Insurance: (i) General Insurance Undertaking: at all times during the continuance of this Deed: (i) insure and keep insured, for full replacement value, all its assets (Including stock in trade) against loss or damage by fire, earthquake, explosion, flood, theft, burglary, weather damage, marine risks and all other commercial risks which should prudently be insured against In accordance with best commercial practice, or which the Secured Party specifies; (ii) fully insure, and keep fully insured, the Company against liability for injury or damage suffered by the public, and such other risks as It is prudent in accordance with best commercial practice to insure against, or which the Secured Party specifies; (iii) effect all such insurance with Insurers (or through brokers) and on terms and conditions approved by the Secured Party and, upon request, provide the Secured Party with particulars of all such insurance and copies of the policies; and (iv) pay all Insurance premiums when due and, if required by the Secured Party, deliver to the Secured Party receipts for such premiums; (ii) Non-Prejudice: not do, or permit to be done or occur, anything which prejudices or may prejudice any insurance policy over any of the Secured Property; (iii) Secured Party's Interests: (subject to the rights of any prior ranking secured creditor) ensure that: (i) the Interest of the Secured Party as co-insured is noted on each insurance policy of the Company; (ii) each insurer notifies the Secured Party of all matters relating to each such insurance policy; and (III) no termination of, cancellation of, change to or reduction in any insurance cover Is effected without the prior written consent of the Secured Party; (iv) Protection of the Secured Party: (subject to the rights of any prior ranking secured creditor) do everything which the Secured Party directs it to do to enable the Secured Party to: (i) monitor the Company's insurance policies, (ii) claim under or in respect of any insurance policy; or (iii) collect or recover all insurance proceeds; (v) Application of Insurance Proceeds: (subject to the rights of any prior ranking secured creditor) ensure that all moneys recoverable under any insurance over the Secured Property are applied In or towards replacement or reinstatement of the Secured Property, or in or towards satisfaction of the Secured Indebtedness, at the option of the Secured Party. Neither the Secured Party nor any Receiver, nor any Attorney or agent for either or both of the Secured Party or any Receiver, will be responsible for, or liable to see to, the application of any such Insurance moneys; (vi) Insurance Certificates: supply to the Secured Party upon demand a certificate from each insurer of the Company or a director of the Company or both, confirming that the Company is complying with the undertakings set out In this clause 7.1(m); (n) Serial numbered goods (i) if, when this Deed is signed by the Company, the Personal Property includes serial numbered goods (including motor vehicles) which are not inventory, then the Company must complete Schedule 2; (ii) the Company will (i) notify the Secured Party promptly of the acquisition of any serial numbered goods (including motor vehicles) which form part of the Company's assets and provide with such notice, in respect of such serial numbered goods, all the details referred to in Schedule 2, and (ii) notify the Secured Party promptly if any serial numbered goods (including motor vehicles) cease to be assets of the Company and provide with such notice details of such serial numbered goods. (o) Authorisations The Company will:

 SECURITY DEED 12 2491352 (i) maintain, keep in force and renew (and comply with) all consents which are necessary for the ownership, use or operation of the Secured Property; (ii) comply with all terms contained or Implied In any lease or other agreement which may affect the Secured Property; (iii) do everything necessary to obtain extensions or renewals of all leases and licences held by the Company or a new lease or licence In replacement of those leases and licences, and to freehold any lease, licence or purchase agreement in accordance with Its terms. PART 4 : ENFORCEMENT 8 CONSEQUENCE OF ENFORCEMENT EVENT OCCURRING 8.1 When security Interest enforceable The security interest created under and by this Deed will, without notice, become Immediately enforceable if any of the following events occur: (a) Non-Payment: the Company fails to pay all or any of the Secured Indebtedness on or before the due date, or within any applicable period of grace; (b) Breach of Representation, Warranty, Undertaking or Statement: any representation, warranty, undertaking or statement made or given, or deemed to be repeated, by the Company In or under this Deed or any other Relevant Document, or In or under any other document or statement contemplated by or made under or pursuant to, this Deed or any other Relevant Document, is or was untrue or incorrect when made, deemed repeated or delivered, to any extent which, in the opinion of the Secured Party, is material, or Is not complied with; (c) Cross-Default: any event of default, termination event, or equivalent or analogous event, however described, occurs under any Relevant Document other than this Deed, or under any other document or facility to which the Company is a party, or such Relevant Document, document or facility Is, or is capable of being, suspended; (d) Security Enforceable: any security interest over any Secured Property is enforceable or enforced, or any distress, attachment or other execution Is levied or enforced over any Secured Property, or any receiver, manager, receiver and manager, trustee or administrator or other similar person is appointed in respect of any of the Company's assets; (e) Material Adverse Change: in the opinion of the Secured Party, a material adverse change (Including any event or series of events) occurs in relation to the Company or its ability or willingness to comply with all or any of Its obligations under this Deed or any other Relevant Document; (f) Insolvency or Dissolution or Ceasing to Carry on Business : any change In the status, constitution or control, or any act of reconstruction, reorganisation, amalgamation, insolvency, bankruptcy, liquidation or dissolution, occurs, or any steps are taken which might result in any of the same, in respect of the Company or the Company ceases or threatens to cease to carry on the Company's business or the Company is unable to pay the Company's debts or Is deemed or presumed to be unable to pay the Company's debts, or takes steps to benefit any of the Company's creditors or stops or threatens to stop payments; (g) Change of Control: (if the Company is other than a natural person) a change occurs in the control of the Company without the prior written consent of the Secured Party; (h) Contribution to the debts of another person: an order is made requiring the Company to pay the debts of any other person or of any claim made In the liquidation of a company; (I) Secured Property at risk: in the opinion of the Secured Party, any of the Secured Property is at risk.

SECURITY DEED 13 8.2 Consequence of enforcement Upon the occurrence of an Enforcement Event: (a) Acceleration of Secured Indebtedness: all the Secured Indebtedness will, without notice, become immediately due and payable; (b) Crystallisation: the floating charge created by this Deed will Immediately crystallise and become a fixed charge in the manner contemplated by clause 2.4, to the extent that it is not already fixed; (c) Appoint Receiver: the Secured Party may immediately appoint an Receiver pursuant to clause 9.1; and (d) Secured Party's Rights Exercisable: the Secured Party may, without notice, whether or not a Receiver has been appointed, immediately exercise all or any rights which: (i) are provided by law or in this Deed or any other Relevant Document; or (ii) are specified in clause 9.7 (as if references to the Receiver were references to the Secured Party). 9 RECEIVER 9.1 Appointment of Receiver The Secured Party may appoint a Receiver in respect of all or any of the Secured Property whenever: (i) any Enforcement Event occurs, whether or not It is continuing; (ii) the Company so requests; or (iii) any of the Secured Property appears to the Secured Party to be at risk of being taken by any creditor, affected by any process of law, or being Jeopardised in any way. 9.2 Capacity to Act as a Receiver The Secured Party may appoint as a Receiver any person not prohibited from appointment by the Receiverships Act 1993, and may appoint two or more persons jointly, severally, or jointly and severally. 9.3 Additional Powers in respect of Receiver The Secured Party may at any time upon or following the appointment of any Receiver: (i) determine, or vary, the terms of appointment of the Receiver; (ii) require any Receiver to give a security or an indemnity for the due performance of the Receiver's duties; (iii) remove any Receiver; or (iv) appoint another Receiver in addition to, or in place of, any Receiver. 9.4 Remuneration The Secured Party may, subject to the Receiverships Act 1993 of New Zealand, determine or vary the remuneration of any Receiver. Such remuneration: (i) may be, or may include, a commission; (ii) is payable by the Company; (iii) will form part of the Secured Indebtedness; and (iv) will be secured by the security interest created by this Deed. 9.5 Receiver Agent of Company Every Receiver is the agent of the Company. The Company is solely responsible for each Receiver's actions, including the misconduct, negligence or default of a Receiver. 9.6 Appointment of Receiver After Commencement of Dissolution The Secured Party may appoint a Receiver notwithstanding that dissolution of the Company may have commenced whether or not, in those circumstances, a Receiver is capable of acting as the agent of the Company.

  SECURITY DEED 14 9.7 Receiver's Powers In addition to any powers granted by law, and subject to the specific terms of appointment of each Receiver, each Receiver has the power in respect of the Secured Property to do anything (whether alone or with any other person) that the Company could do, Including the following: (a) Carry on Business: the power to carry on, manage, or concur in the carrying on or management of, the business of the Company; (b) Take Possession: the power to take possession of, get in or manage the Secured Property, and exercise or enforce all or any of the powers of the Company or the Secured Party In respect of the Secured Property; (c) Deal with Secured Property: the power to replace, protect, improve, develop, exploit, insure or obtain any income or returns from, any Secured Property In any manner; (d) Disposal of Secured Property: the power, whether or not the Receiver has taken possession, to dispose of or concur in the disposal of, the Secured property. Such disposal includes disposal: (i) by public auction, private treaty or tender; (ii) for cash, on credit, on deferred payment terms (with or without interest and with or without the taking of any security interest) or in exchange for securities, other assets or other valuable consideration; (iii) in one or more lots; (iv) with or without special conditions as to title, time or mode of payment, or otherwise; (v) alone or In conjunction with the sale of any other property by any other person; or (vi) with power to buy In, rescind or vary any contract for disposal, and to re-dispose.; (e) Acquire Property: the power to acquire in any manner any asset for inclusion in the Secured Property; (f) Borrow or Advance Money: the power to borrow money, advance money or provide financial accommodation, to or from any person, with or without the giving or taking of any security interest over any property, and on any other terms or conditions; (g) Blank Certificate: the power to complete, or re-execute and complete, In favour of the Secured Party, its nominee or any purchaser, any Instrument executed In blank by or on behalf of the Company deposited with the Secured Party or any other person as security under this Deed; (h) Execution of Documents: the power to execute, or authorise the execution, in the name of and on behalf of the Company, any document; (i) Variation or Termination: the power to buy in, vary, rescind, cancel or terminate any contract, right, obligation, agreement or any document; (j) General Power: the power to do or cause to be done, or carry out, or cause or authorise to be carried out, any act or thing (including any transaction, scheme or arrangement whatsoever) In respect of the Secured Property or the business of the Company as the Receiver could If the Receiver had absolute ownership of the Secured Property or carried on the business of the Company for the Receiver's own benefit, without being liable for any loss or damage which might result; (k) Exercise Powers: the power to exercise and enforce all powers capable of being exercised by the Company itself in relation to Its assets whilst a going concern, whether or not the Company is then in liquidation; (I) Appoint Agents: the power to appoint, employ, dismiss or discharge any person as an agent, officer, manager, employee, advisor, contractor, consultant, auctioneer or otherwise, for any purpose and on terms which it may consider necessary or expedient; (m) Delegate: the power to delegate any of the powers conferred upon it under this Deed or by law, including this power of delegation:

 SECURITY DEED 15 (n) Proceedings or Disputes: the power (in the name of the Company or otherwise) to commence, conduct, defend, discontinue, settle, compromise or submit to arbitration or mediation claims, issues, disputes or proceedings (including Insolvency proceedings) arising in connection with the Company or its business; (o) Receipts: the power to give valid receipts for money or other assets; (p) Surrender, Exchange, Grant Options: the power to surrender, release, transfer, or exchange for any other asset, or to grant or take put or call options In respect of, the Secured Property; (q) Bank Accounts: the power to open, close or operate any Bank Account; (r) Make and Enforce Calls: the power to make and enforce calls on the members of the Company In respect of any due but unpaid capital, to the exclusion of the powers of the directors of the Company; (s) Outgoings: the power to pay any outgoings or indebtedness of the Company or any other person; (t) Security Interests: the power to redeem or acquire any security interest or any indebtedness secured by it; (u) Shares and Security: the power to subscribe for or acquire shares in any company; (ii) Access: the power to have access to, and in respect of, the assets, equipment and records of the Company; (w) Retention of Moneys: retain out of any moneys received by the Receiver a sum to cover the Receiver's remuneration referred to in clause 9.4 and expenses referred to in clause 16; and (x) Incidental Powers: the power to do anything incidental to any of the matters specified in this Schedule, or incidental to the exercise of any other power, 9.6 Exercise of Receiver's Powers Every Receiver will exercise its powers In compliance with any directions issued by the Secured Party, and otherwise on such terms and conditions as the Receiver thinks fit. 9.9 Withdrawal The Secured Party may at any time give up possession of any Secured Property and may at any time discontinue any receivership. 10 SHARING OF SECURITY 10.1 Sharing As between Nesriver and EJ Group, all the proceeds of this Deed shall be shared by them in the manner, and according to the order of priorities, set out In this Deed, notwithstanding: (a) the respective dates of advance of any moneys under this Deed; or (b) the respective dates upon which any moneys may be or become owing under this Deed; or (c) the repayment of any of the moneys secured by this Deed; or (d) anything contained in any Relevant Document; or (e) any rule of law or equity or any other matter or thing whatever.

SECURITY DEED 16 10.2 Consents, Approvals, Enforcement, etc (a) Except as may otherwise be agreed in writing by Nesriver and EJ Group all consents and approvals to be given by, and all rights, powers and discretions to be exercised by, the Secured Party under this Deed must be given or exercised by both Nesriver and EJ Group jointly provided that for so long as either EJ Group or Nersrlver has, with the consent of the other, provided non pro rata funding (by reference to the beneficial shareholding Interests of Nesriver and EJ Group (or their associated entities) in the Company) (Non Pro Rata Funding) to the Company and such funding remains outstanding, the Secured Party that provided that Non Pro Rata Funding may act in Its sole discretion. (b) Nesriver and EJ Group shall (except where a Secured Party has provided Non Pro Rata Funding to the Company and that Non Pro Rata Funding remains outstanding and that Secured Party is entitled to act In its sole discretion) consult with one another in making any determination to be made In respect of any consent or approval to be given, or any right, power or discretion to be exercised. 10.3 Restrictions (a) Each Secured Party agrees with the other that it will not, without the other’s prior written consent: (i) provide any financial accommodation to the Debtor; (ii) increase the pricing applicable to any financial accommodation provided by it to the Debtor or introduce any new fees or charges (however described); or (III) change the dates for the payment or repayment of any Indebtedness of the Debtor to it. (b) (Notwithstanding clause 17.11 of this deed and clauses 2.3 (c) and, in respect of the application of this clause 10.3 over and above the provisions of clause 2.3(c) of the Subordination Deed only, 2.6 of the Subordination Deed, but otherwise subject to the Subordination Deed in all respects), Bendon agrees to make all payments of Secured Indebtedness to: (I) firstly, EJ Group towards repayment of all Secured Indebtedness existing under the November 2012 Loan; and (ii) thereafter, to the Secured Party on a pro rata basis. (c) If Nesriver receives any Secured Indebtedness prior to the November 2012 Loan being repaid in full (including all interest in respect thereof), it shall promptly account to EJ Group for that portion. (d) If after the November 2012 Loan has been repaid in full (including all Interest In respect thereof), either Secured Party receives any Secured Indebtedness in excess of Its pro rata share it shall promptly account to the other for the overpaid portion. (e) Any such redistribution under paragraph (c) or (d) above shall be treated as a payment by the Debtor to the second referenced Secured Party and the initial over-payment to the first Secured Party shall be deemed not to have discharged the Debtor’s obligations to that Secured Party to that extent. 11 PROCEEDS OF ENFORCEMENT 11.1 Sequence of Application All moneys received or recovered by a Receiver or by the Secured Party under or by virtue of this Deed will be applied (subject to the discharge of any liabilities having priority to the Secured Indebtedness): (a) first in payment of all expenses incurred by the Secured Party or a Receiver in the exercise, or attempted exercise, of powers under, or otherwise in connection with, this Deed or any Relevant Document;

 SECURITY DEED 17 (b) secondly, in payment of the Receiver's remuneration; (c) thirdly, in payment to Nesriver and EJ Group of their respective Commitments and interest thereon. Such payment will be applied to discharge the Secured Indebtedness in accordance with clause 10.3(b) of this deed; (d) fourthly, in payment of any surplus to the persons who appear to be entitled to the same. 11.2 Amounts Contingently Due If, at the time of distribution of any moneys under this clause, any part of the Secured Indebtedness is contingently owed, or not yet owed, to the Secured Party, the Secured Party or a Receiver: (i) may retain an amount equal to all or part of such indebtedness; (ii) will place that retained amount in an interest bearing deposit account until such indebtedness becomes actually due and payable or ceases to be contingently owing; (ii) will pay to the Secured Party the amount which has become actually due and payable; and (iii) will apply the balance of the amount retained, together with interest earned whilst on deposit, In accordance with clause 11.1. 12 PROTECTION OF SECURED PARTY AND RECEIVER IN RESPECT OF ENFORCEMENT 12.1 No Liability or Obligation Neither the Secured Party nor any Receiver will be: (i) liable to account for any proceeds of enforcement other than those proceeds actually received; (ii) obliged to enforce payment of the Secured Indebtedness; (III) obliged to enforce performance of, or compliance with, the Secured Obligations; (iv) liable In respect of any conduct or delay in the exercise, manner of exercise, attempted exercise, or non-exercise of any power; (v) liable to account as mortgagee in possession in respect of the Secured Property; or (vi) liable for any loss resulting from, or consequential upon, any of the same. 12.2 No Marshalling The Secured Party will not be required, prior to enforcing this Deed, to marshall, enforce, apply, appropriate, recover or exercise any security interest or other entitlement held by it or any moneys or assets which it holds or is entitled to receive. 13 PROTECTION OF THIRD PARTIES 13.1 No Enquiry No person dealing, and no party entering into a transaction, with the Secured Party, any Receiver, or any agent or Attorney of the Secured Party or any Receiver, is obliged to enquire whether: (i) an Enforcement Event has occurred or is continuing; (ii) this Deed or the security interest created by it has become enforceable; (iii) any Receiver, Attorney or agent has been properly appointed; (iv) the Secured Indebtedness is due and payable; (v) the relevant powers were exercised or are exercisable; or as to (vi) the amount of the Secured Indebtedness; or (vii) the propriety or regularity of any transaction or dealing. 13.2 Impropriety or Irregularity Any impropriety or Irregularity in any such transaction or dealing Is deemed to be within the powers of the Secured Party, any Receiver and any agent or Attorney purporting to act on behalf of either or both of them, and to be valid whether or not that party or person has been notified to the contrary. PART 5 : GENERAL SECURITY, PAYMENT & INDEMNITY PROVISIONS 14 GENERAL SECURITY PROVISIONS 14.1 Security Unconditional The Secured Party is under no liability to the Company in respect of any of the following matters, and this Deed, the security interests created under this Deed, and the Secured Obligations, will be unaffected by

 SECURITY DEED 18 any matter or circumstance which might otherwise affect or abrogate such security interests and Secured Obligations. 14.2 Power of Attorney (a) Appointment: The Company irrevocably appoints the Secured Party and every Receiver separately to be the Attorney of the Company. Such appointment Is for valuable consideration, and by way of security for the purpose of enabling the Secured Party to obtain the full benefit of this Deed. (b) Extent of Attorneys Powers: Each Attorney may, at the expense, and In the name, of the Company do anything which: (i) the Company is obliged or ought to do under this Deed or any other Relevant Document; (ii) the Attorney thinks fit to secure payment of the Secured Indebtedness, performance of and compliance with the Secured Obligations, and to give effect to the powers conferred on the Secured Party or any Receiver by this Deed, any other Relevant Document, or by law or otherwise; or (iii) is Incidental to any of those matters. (c) Delegation: Each Attorney may delegate its powers (including this power of delegation) to any person for any period, and may revoke such delegation. (d) Conflict of Interest: Each Attorney may exercise or concur In exercising its power whether or not the Attorney has a conflict of duty or interest In exercising its powers, or in the means or result of that exercise of powers. (e) Ratification: The Company ratifies everything done by Its Attorney, or by the delegate of any Attorney, in accordance with this clause. 14.3 Completion of Blank Securities The Secured Party, any Receiver and any Attorney may complete, in favour of the Secured Party, any nominee, or any purchaser, any document which is at any time executed by or on behalf of the Company and deposited with the Secured Party. 14.4 Partial Release of Security The Secured Party Is entitled, but not obliged, to execute at any time a partial release of any Secured Property from the security Interest created by this Deed. 14.5 Unconditional Release of Security The Secured Party will not be obliged to execute or deliver any unconditional release of this Deed, or the security Interest created by it, unless: (I) the Company has paid to the Secured Party all the Secured Indebtedness; (ii) the Secured Party Is satisfied that no further Indebtedness might in future become payable by the Company to the Secured Party under or pursuant to any agreement entered into, or as a result of any matter or circumstance occurring, before the date of release; and (iii) the Secured Party is satisfied that no payment made or to be made by the Company or any other person to the Secured Party In respect of the Secured Indebtedness might be avoided, or required to be repaid by the Secured Party, under any law relating to insolvency, preferences or otherwise. 15 GENERAL PAYMENT PROVISIONS 15.1 Appropriation All money paid by the Company to the Secured Party will be appropriated as between principal, Interest and other amounts in accordance with the Relevant Document, or following an Enforcement Event in accordance with clause 11, not withstanding any rule of law, any appropriation or purported appropriation made by the Company or any other person, or any other matter or circumstance.

SECURITY DEED 19 15.2 Payments Unless otherwise specified in any Relevant Document, each payment to the Secured Party under this Deed or any other Relevant Document will be made: (a) Payment time: for value on the due date. Any payment not made for value on any day will be deemed to have been paid on the next business day. In that event, the Company will pay to the Secured Party upon demand interest at the relevant Default Rate until the next business day; (b) Non-Business Day: if any due date is not a business day, on the next business day. If the next business day occurs in the following calendar month, payment will be made on the business day preceding the due date, but will be treated as having been paid on the due date for the purpose of calculating Interest; (c) Free and Clear, free and clear of any restriction or condition, and without any deduction or withholding for or on account of tax (unless required by law) or on any other account, whether by way of set-off, counterclaim or otherwise. 15.3 Reinstatement of Vofd Payment If any payment received or recovered by the Secured Party pursuant to this Deed or any other Relevant Document in respect of the Secured Indebtedness Is avoided by law; (i) that payment will be deemed not to have discharged or affected the obligation of the Company in respect of which that payment was made or received; and (ii) the Secured Party and the Company will be deemed to be returned to the position in which each would have been, and will be entitled to exercise all the rights which each would have had, if that payment had not been made. 16 GENERAL EXPENSES AND INDEMNITY PROVISIONS 16.1 Liability for Expenses All actions taken and all expenses (including legal fees) Incurred by the Company, or by the Secured Party, any Receiver or any Attorney, in those respective capacities, are at the cost of, and payable by, the Company. 16.2 Indemnification and Reimbursement The Company indemnifies, and will upon demand reimburse, on a full indemnity basis, the Secured Party, each Receiver and each Attorney, for all such expenses. 16.3 Survival of Indemnities Each indemnity in this clause is: (i) unconditional and Irrevocable; (ii) a continuing and separate obligation which will survive termination or discharge of this Deed or any other Relevant Document, payment of all other Secured Indebtedness, and performance of and compliance with all Secured Obligations; and (iii) not to be discharged or impaired by any action or matter or circumstance which might otherwise discharge or impair it. PART 6 : MISCELLANEOUS 17 MISCELLANEOUS PROVISIONS 17.1 Amendments No amendment to this Deed or any other Relevant Document will be effective unless it Is in writing and signed by all the parties.

 SECURITY DEED 20 17.2 Assignments (a) By the Company: The Company may not transfer or assign any of its rights or obligations under this Deed or any other Relevant Document without the prior consent of the Secured Party. (b) By the Secured Party: Each Secured Party may transfer or assign all or any of its rights or obligations under this Deed or any other Relevant Document without the consent of the Company, but only with the prior written consent of the other Secured Party. (c) Assignee: Each transferee and assignee is to have the same rights and obligations under this Deed or any other Relevant Document as if named as an original party to this Deed or any other Relevant Document in place of the transferor or assignor. 17.3 Communications Each notice, request, demand, consent, approval, agreement or other communication under this Deed: (a) Delivery Method: must be In writing and given by delivery, post or facsimile; (b) Delivery Address: must be given to the addressee at the address or facsimile number, and marked for the attention of the person or office holder (If any), from time to time designated for the purpose by the addressee to the other party, the initial address, facsimile number and relevant person or office holder of each party being set out beneath its name on the execution page(s) at the end of this Deed; and (c) Deemed DeLIvery: will be deemed to be received by the addressee: (i) if delivered, upon delivery; (II) If sent by post, on the second business day after posting; (iii) if sent by facsimile, upon production of a completed transmission report by the machine from which the facsimile was sent; and (iv) If received or deemed received after 5.00 p.m. on a working day In the place to which it is sent, or on a non-working day in that place, on the next working day in that place. 17.4 Conflicts In the event of any conflict, the provisions of this Deed will prevail over the provisions of any other Relevant Document. 17.5 Partial Invalidity The illegality, invalidity, or unenforceability of any provision of this Deed or any other Relevant Document under the law of any relevant jurisdiction will not Impair the legality, validity or enforceability of: (I) the other remaining provisions; nor (II) those provisions under the law of any other jurisdiction. 17.6 Powers The powers conferred by law on a chargeholder or mortgagee are: (i) additional to the powers conferred by this Deed or any other Relevant Document; (ii) excluded or varied only to the extent that they are inconsistent with this Deed or any other Relevant Document; and (III) exercisable by the Secured Party without notice or consent, No delay in exercising or attempting to exercise, nor any non-exercise of, any power under this Deed or any other Relevant Document or at law operates as a waiver of that power. 17.7 Set-off The Company authorises the Secured Party to apply, without prior notice or demand, any amount owing or due by the Secured Party to the Company In or towards satisfaction of any of the Secured Indebtedness due to the Secured Party and unpaid. 17.8 Survival of Obligations The Secured Obligations will survive the repayment of the Secured Indebtedness and the release of this Deed and any other Relevant Document.

 SECURITY DEED 21 17.9 PPSA (a) Verification Statement: The Company waives Its right to receive a verification statement in respect of any financing statement or financing change statement registered by the Secured Party in respect of any personal property of the Company. (b) Further action: shall promptly, upon request by the Secured Party, do all things (Including signing any other documents) and provide all information necessary to enable the Secured Party to perfect and maintain the perfection of any security interest in Personal Property granted to the Secured Party by the Company (including by registration of a financing statement); (c) Part 9: The Company and the Secured Party agree that, to the extent permitted by law and in respect of any Relevant Document: (i) the Company and the Secured Party each contract out of sections 114(1)(a), 133 and 134 of the PPSA; (II) the Secured Party shall be entitled to (without limiting any rights the Secured Party may have, whether under any Relevant Document, the PPSA or otherwise): (aa) take possession of; and/or (bb) sell or otherwise dispose of, In each case, on such terms and in such manner as the Secured Party determines, any Personal Property at any time after an Enforcement Event has occurred and Is continuing or at any time if those Secured Property are at risk. The Secured Party and the Company agree that section 109(1) of the PPSA is contracted out of in respect of particular Personal Property if, and only for so long as, the Secured Party Is not the secured party with priority over all other secured parties in respect of that particular Personal Property; (iii) the Company and the Secured Party contract out of the Company's rights to: (aa) receive notice of the Secured Party's proposal to retain collateral under section 120(2) of the PPSA; (bb) object to the Secured Party's proposal to retain collateral under section 121 of the PPSA; (cc) not have goods damaged when the Secured Party removes an accession under section 125 of the PPSA; (dd) receive notice of the removal of an accession under section 129 of the PPSA; and (ee) apply to the Court for an order concerning the removal of an accession under section 131 of the PPSA; and (iv) where the Secured Party has rights In addition to Part 9 of the PPSA, those rights shall continue to apply. 17.10 Trustee Limitation Nesriver has entered into this Deed in its capacity as trustee of the Ronan Trust. Notwithstanding any other provision of this Deed, Nesriver shall be under no personal liability or obligation under this Deed, the remedies of the other parties to this Deed being limited to the assets of the Ronan Trust for the time being in the hands of Nesriver as trustee of the Ronan Trust provided such liability Is not attributable to Nesriver's own gross negligence, dishonesty, or to the wilful commission or omission by Nesriver of an act known by Nesriver to be a breach of this Deed. 24913S2

SECURITY DEED 22 17.11 Subordination Deed In the event of any conflict between the provisions of this Deed (other than clause 10.3(b) in respect of clauses 2.3(c) and, to the extent contemplated in clause 10.3 only, 2.6 of the Subordination Deed only) and the Subordination Deed, the terms of the Subordination Deed will prevail to the extent of any inconsistency. The parties further acknowledge and agree that: (a) payments may only be made under this Deed; and (b) this Deed, and the rights of the Secured Party under this Deed, may only be enforced and, in the case of rights, exercised, to the extent expressly permitted by the Subordination Deed. 17.12 Governing Law and Jurisdiction This Deed will be governed by and construed In accordance with New Zealand law, and the parties hereby submit to the non-exclusive jurisdiction of the courts of New Zealand. EXECUTED AS A DEED BENDON LIMITED by: Director Director Address for notices for the Company: Address: 8 Airpark Drive, Airport Oaks, Manukau, Auckland Facsimile: (09) 257 0721 Attention: The Directors

SECURITY DEED 23 Address for notices for the Secured Party: Nesriver Address: James Mathers & Co 27 Bydown Street Neutral Bay NSW 2089 Australia Facsimile: N/a Attention: The Directors EJ Group Address: 8 Airpark Drive, Airport Oaks, Manukau, Auckland Facsimile: (09) 257 0725 Attention: The Directors

SECURITY DEED 24

SCHEDULE 1

Company details

Organisation Name: **BENDON LIMITED**
Incorporation No. (if applicable): 110935

Trading name (if applicable): Bendon

Organisation Type:
☑ company
☐ trust
☐ partnership
☐ incorporated society
☐ incorporated charitable trust board
☐ industrial and provident society
☐ building society
☐ friendly society or credit union
☐ other

Official name* (if different):

____

* i.e. statutory or registered name or name appearing in constituting documents

If "other", specify type:

____

Contact address:
City/town:

Telephone: +64 9 257 0711 Facsimile: +64 9 257 0721

e-mail address: Don.Stanway@bendon.com

Person acting on behalf of organisation:
Full Name: Don Stanway
Address: 8 Airpark Drive, Airport Oaks, Manukau, Auckland
City/Town: Auckland
Telephone: +64 9 257 0711 Facsimile: +64 9 257 0721
e-mail address: Don.Stanway@bendon.com

SECURITY DEED 25 SCHEDULE 2 Serial numbered goods (motor vehicle(s)) that are equipment or consumer goods: Motor vehicles Complete if serial numbered goods consist of any motor vehicle(s) other than inventory: make or name of manufacturer model no. model year Registration no. (if any) vehicle id. no. (If any) chassis no. (If any) colour